FIRST AMENDMENT TO
RECEIVABLES LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of April 28, 2006 (the “Closing Date”), by and between CAPITALSOURCE FINANCE LLC, a Delaware limited liability company, as secured party (herein referred to as the “Lender”) and SILVERLEAF RESORTS, INC., a Texas corporation, as debtor (herein referred to as the “Borrower”).

RECITALS

A.  Borrower and Lender have entered into that certain Receivables Loan and Security Agreement, dated as of April 29, 2005 (as amended and modified from time to time, the “Loan Agreement”).

B.  The Borrower and Lender desire to amend the Loan Agreement on the terms and conditions as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

AGREEMENT

ARTICLE I
Definitions

1.01   Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

ARTICLE II
Amendments to Loan Agreement

Effective as of the date hereof, the Loan Agreement is hereby amended as follows:

2.01   Amendment to Section 1.35. Section 1.35(n) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(n) The maximum outstanding principal balance of any Pledged Note Receivable hereunder does not exceed $50,000 and the maximum aggregate exposure by any one obligor shall not exceed two (2) Pledged Notes Receivable, without the prior written consent of Lender; provided, however, with respect to up to ten percent (10%) of the unpaid principal balance of all Pledged Notes Receivable, the maximum outstanding principal balance of any Pledged Note Receivable may exceed $50,000 so long as (i) the maximum outstanding principal balance of any such Pledged Note Receivable does not exceed $150,000 and (ii) the maximum aggregate exposure by any one obligor shall not exceed $250,000;”

First Amendment to Receivables Loan and Security Agreement

2.02   Amendment to Section 1.50. Section 1.50 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“1.50 Interest Rate. On any date, for all Advances and Obligations, unless otherwise set forth in this Agreement, the fluctuating rate of interest per annum equal to the sum of the Prime Rate in effect on such day plus three-quarters of one percent (0.75%) per annum. The Interest Rate shall be calculated based on a three hundred sixty (360) day year and charged for the actual number of days elapsed.

2.03   Amendment to Section 1. Section 1 of the Loan Agreement is hereby amended to add the definition of “Prime Rate” in correct alphabetical order as set forth below.

“Prime Rate. The rate announced from time to time as the “prime rate” by Citibank, N.A., New York, New York; provided, that should Lender be unable to determine such rate, such other indication of the prevailing prime rate of interest as Lender shall reasonably select.”

2.04   Amendment to Section 1.55. Section 1.55 of the Loan Agreement is hereby deleted in its entirety.

2.05   Amendment to Section 2.3. Section 2.3 of the Loan Agreement is hereby amended to delete the term “LIBOR Rate” and replace it with the term “Prime Rate” in each instance that is it used therein.

2.06   Amendment to Section 2.7. Section 2.7 of the Loan Agreement is hereby amended to delete the phrase “or as the consequence of the breaking of any LIBOR contract” found therein.

2.07   Amendment to Section 2.8. Section 2.8 of the Loan Agreement is hereby amended to delete the term “LIBOR Rate” found therein and replace it with the term “Prime Rate”.

2.08   Amendment to Section 2.9. Section 2.9 of the Loan Agreement is hereby amended to delete clauses (a) and (b) found therein.

2.09   Amendment to Section 2 Section 2 of the Loan Agreement is hereby amended by adding Section 2.11 thereto to read as follows:

First Amendment to Receivables Loan and Security Agreement

“2.11 Non-Recourse.

Subject to the qualifications below, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Agreement or any of the other Loan Documents by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Lender to enforce and realize upon its interest under this Agreement and the other Loan Documents, or in any Collateral or any other collateral provided to Lender pursuant to the Loan Documents; provided, however, that, except as otherwise specifically provided in this Agreement, any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower’s interest in any Collateral, and in any other collateral given to Lender, and Lender, by accepting this Agreement and the other Loan Documents, shall not sue for, seek or demand any deficiency judgment against Borrower in any such action or proceeding under or by reason of or under or in connection with this Agreement or the other Loan Documents. The provisions of this Section shall not, however, (A) constitute a waiver, release or impairment of any obligation evidenced or secured by any of the Loan Documents; (B) impair the right of Lender to name Borrower as a party defendant in any action or suit for foreclosure and sale under any Loan Document; (C) affect the validity or enforceability of any guaranty made in connection with the Loan or any of the rights and remedies of Lender thereunder; (D) impair the right of Lender to obtain the appointment of a receiver; (E) constitute a prohibition against Lender to seek a deficiency judgment against Borrower in order to fully realize the security granted by any Loan Document or to commence any other appropriate action or proceeding in order for Lender to exercise its remedies against any Collateral; or (F) constitute a waiver of the right of Lender to enforce the liability and obligation of Borrower, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by Lender (including attorneys’ fees and costs reasonably incurred) arising out of or in connection with (and Borrower shall be personally liable for) the following:

(A)  Borrower’s commission of a criminal act;

(B)  the removal or disposal of any personal property from any Collateral in violation of the terms of any of the Loan Documents unless replaced by personal property of reasonably equivalent value;

First Amendment to Receivables Loan and Security Agreement

(C)  any matters arising under Section 9.3 of this Agreement;

(D)  the misapplication by Borrower of any funds derived from any Collateral, including security deposits, insurance proceeds and condemnation awards;

(E)  the fraud or willful or intentional misrepresentation by Borrower made in or in connection with the Loan Documents, or the Loan or any Collateral;

(F)  Borrower’s collection of rents more than one month in advance or entering into or modifying written leases, or receipt of monies by Borrower in connection with the modification of any written leases, in violation of this Agreement or any of the other Loan Documents;

(G)  Borrower’s failure to apply proceeds of rents or any other payments in respect of the leases and other income of any Collateral or any other collateral to the costs of maintenance and operation of any Collateral and to the payment of taxes, lien claims, insurance premiums, debt service and other amounts due under the Loan Documents or failure to deliver to Lender rents or security deposits upon request after the occurrence of an Event of Default;

(H)  Any Change in Management occurs;

(I)  Borrower’s failure to maintain insurance as required by this Agreement or to pay any taxes or assessments affecting any Collateral;

(J)  any damage, destruction or waste to any Collateral or other collateral securing the Loan caused by the acts or omissions of Borrower, its Lenders, administrators, managers, members or employees; or

(K)  Borrower’s failure to pay for any loss, liability or expense (including reasonable attorneys’ fees) incurred by Lender arising out of any claim or allegation made by Borrower, its successors or assigns, or any creditor of Borrower, that this Agreement or the transactions contemplated by the Loan Documents establish a joint venture, partnership or other similar arrangement between Borrower and Lender.

First Amendment to Receivables Loan and Security Agreement

The foregoing limitation of liability contained above is personal to the original Borrower named herein and may not be assigned or transferred in any manner. Accordingly, the successors and assigns of the original Borrower named herein shall not receive the benefit of the foregoing limitation of liability, and the Loan shall be full recourse to that successor or assign.

Notwithstanding anything to the contrary in this Agreement or any of the other Loan Documents, (A) Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code, and any comparable foreign laws relating to bankruptcy, insolvency or creditors’ rights to file a claim for the full amount of the Loan or to require that all collateral shall continue to secure all of the Loan owing to Lender in accordance with the Loan Documents, and (B) the Loan shall be fully recourse to Borrower in the event that:

(A)  Borrower files a voluntary petition under the Bankruptcy Code or any other federal or state bankruptcy or insolvency law;

(B)  Any Change in Management occurs without the prior written consent of Lender (which consent shall be in Lender’s sole discretion);

(C)  an officer, director, representative or Person which owns or controls, directly or indirectly, Borrower, or an affiliate of any of the foregoing, files, or joins in the filing of, an involuntary petition against Borrower under the Bankruptcy Code or any other federal or state bankruptcy or insolvency law, or solicits or causes to be solicited petitioning creditors for any involuntary petition against Borrower from any Person;

(D)  Borrower files an answer consenting to or otherwise acquiescing in or joining in any involuntary petition filed against it, by any other Person under the Bankruptcy Code or any other federal or state bankruptcy or insolvency law, or solicits or causes to be solicited petitioning creditors for any involuntary petition from any Person;

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(E)  in any case or proceeding under the Bankruptcy Code or in any other judicial proceeding, all or any portion of the lien of Lender or the obligations of Borrower to pay principal and interest as specified in the Loan Documents is rescinded, set aside, or determined to be void or unenforceable, or any of the terms of any of the Loan Documents is modified without Lender’s consent;

(F)  fraud, misappropriation of funds or theft is committed by Borrower or any affiliate of Borrower in connection with the Loan or any Collateral;

(G)  an intentional misrepresentation is made by Borrower or any affiliate of Borrower in connection with the Loan or the obtaining of the Loan; or

(H)  Borrower or any of its affiliates asserts any claim, defense, or offset against Lender that Borrower has waived or agreed not to assert.

None of the foregoing limitations on the personal liability of Borrower shall modify, diminish or discharge the personal liability of any Guarantor under any Guaranty.”

2.10   Amendment to Section 11. Section 11 of the Loan Agreement is hereby amended to add the following Section 11.24 thereto in its entirety as follows:

“11.24  Treatment of Fees.

The parties hereto agree that all fees due and payable by the Borrower under this Agreement, including, without limitation, pursuant to Sections 2.4 and 2.5 hereof, shall be deemed to be and shall be treated as interest in respect of the outstanding principal amount of the Loan; provided, however, that nothing in this Section 11.24 shall in any way modify or reduce the obligations of the Borrower under Section 2.3 of this Agreement.”

2.11   Amendment to Section 11. Section 11 of the Loan Agreement is hereby amended to add the following Section 11.25 thereto in its entirety as follows:

First Amendment to Receivables Loan and Security Agreement

“11.25  Agency

If any of the Obligations are held at any time by any party other than CapitalSource Finance LLC, then each Lender and its successors and assigns hereby (i) designates and appoints CapitalSource Finance LLC, a Delaware limited liability company, and its successors and assigns (“CapitalSource”), to act as agent and servicer for Lender and its successors and assigns under this Agreement and all other Loan Documents, (ii) irrevocably authorizes CapitalSource to take all actions on its behalf under the provisions of this Loan Agreement and all other Loan Documents, (iii) irrevocably authorizes CapitalSource to exercise all such powers and rights, and to perform all such duties and obligations hereunder and thereunder, (iv) irrevocably agrees not to take any such action or exercise any such powers or rights individually or otherwise other than through CapitalSource in its capacity as agent hereunder and (v) agrees that any right to control or replace CapitalSource in its capacity as such agent shall be exercised by at least a majority in interest of the holders of the Obligations. CapitalSource, on behalf of and for the pro rata benefit of each of the holders of the Obligations, shall hold all Collateral and receive all payments of principal and interest, fees, charges and collections received pursuant to this Agreement and all other Loan Documents. Borrower acknowledges that each Lender and its successors and assigns transfers and assigns to CapitalSource the sole and exclusive right to act as Lender's agent, to hold, possess and/or prefect security interests in all Collateral, enforce all rights, receive all payments and perform all obligations of each Lender contained herein and in all of the other Loan Documents. Borrower shall within ten (10) Business Days after CapitalSource’s reasonable request, take such further actions, obtain such consents and approvals and duly execute and deliver such further agreements, amendments, assignments, instructions or documents as CapitalSource may request to further evidence the appointment and designation of CapitalSource as agent for each Lender and any other holders of the Obligations.”

ARTICLE III
Conditions Precedent

3.01   Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Lender, unless specifically waived in writing by Lender:

(a)  Lender shall have received this Amendment, duly executed by the Borrower and Lender.

(b)  Lender and Borrower shall have entered into an amendment and restatement of the Inventory Loan Agreement in form and substance satisfactory to Lender.

First Amendment to Receivables Loan and Security Agreement

(c)  Lender shall have received a copy of the resolutions in form and substance reasonably satisfactory to Lender, of the board of directors of Borrower authorizing the execution, delivery and performance of this Amendment, certified by the secretary of the Borrower as of the Closing Date, and such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate.

(d)  The representations and warranties contained herein and in the Loan Agreement, as amended hereby, and the Loan Documents, shall be true and correct as of the date hereof, as if made on the date hereof.

(e)  No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Lender.

(f)  All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender.

(g)  All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the execution of this Amendment shall be satisfactory in form and substance to Lender and its counsel.

ARTICLE IV
No Waiver

4.01   No Waiver. Borrower is hereby notified that irrespective of (i) any waivers or consents previously granted by Lender regarding the Loan Agreement and the Loan Documents, (ii) any previous failures or delays of Lender in exercising any right, power or privilege under the Loan Agreement or the Loan Documents, or (iii) any previous failures or delays of Lender in the monitoring or in the requiring of compliance by Borrower with the duties, obligations, and agreements of Borrower in the Loan Agreement and the Loan Documents, Borrower will be expected to comply strictly with its duties, obligations and agreements under the Loan Agreement and the Loan Documents.

Except as expressly provided in this Amendment, nothing contained in this Amendment or any other communication between Lender and the Borrower shall be a waiver of any past, present or future violation, Default or Event of Default of Borrower under the Loan Agreement or any Loan Document. Similarly, Lender hereby expressly reserves any rights, privileges and remedies under the Loan Agreement and each Loan Document that Lender may have with respect to each violation, Default or Event of Default, and any failure by Lender to exercise any right, privilege or remedy as a result of the violations set forth above shall not directly or indirectly in any way whatsoever either (i) impair, prejudice or otherwise adversely affect the rights of Lender, except as set forth herein, at any time to exercise any right, privilege or remedy in connection with the Loan Agreement or any Loan Document, (ii) amend or alter any provision of the Loan Agreement or any Loan Document or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of Borrower or any rights, privilege or remedy of Lender under the Loan Agreement or any Loan Document or any other contract or instrument. Nothing in this Amendment shall be construed to be a consent by Lender to any prior, existing or future violations of the Loan Agreement or any Loan Document.

First Amendment to Receivables Loan and Security Agreement

ARTICLE V
Ratifications, Representations and Warranties

5.01   Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the Loan Document, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the Loan Document are ratified and confirmed and shall continue in full force and effect. The Borrower and Lender agree that the Loan Agreement and the Loan Document, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.02   Representations and Warranties. The Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all Loan Document executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the organizational documents or governing documents of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; and (d) the Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the Loan Document, as amended hereby; (e) Borrower has not amended its organizational documents or its governing documents since the date of the Loan Agreement.

ARTICLE VI
Miscellaneous Provisions

6.01   Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Loan Document, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

First Amendment to Receivables Loan and Security Agreement

6.02   Reference to Loan Agreement. Each of the Loan Agreement and the Loan Document, and any and all documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such Loan Document to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

6.03   Expenses of Lender. As provided in the Loan Agreement, the Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the Loan Documents executed pursuant hereto, including, without limitation, the costs and fees of Lender’s legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any Loan Document, including, without, limitation, the costs and reasonable fees of Lender’s legal counsel in connection with any such enforcement or preservation efforts.

6.04   Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.05   Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and the Borrower and their respective successors and assigns, except that the Borrower may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Lender.

6.06   Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

6.07   Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by the Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.08   Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.09   Applicable Law. THIS AMENDMENT AND ALL LOAN DOCUMENT EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND.

First Amendment to Receivables Loan and Security Agreement

6.10   Final Agreement. THE LOAN AGREEMENT AND THE LOAN DOCUMENT, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWER AND LENDER.

6.11   Release. THE BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. THE BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, LENDER, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, LENDER, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR LOAN DOCUMENT, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

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First Amendment to Receivables Loan and Security Agreement

IN WITNESS WHEREOF, this Amendment has been duly executed on the date first written above.

LENDER:

CAPITALSOURCE FINANCE LLC, a Delaware limited liability company

By:	/S/ DAVID M. MARTIN
Name:	David M. Martin
Title:	General Counsel

BORROWER:

SILVERLEAF RESORTS, INC., a Texas corporation

By:	/S/ HARRY J. WHITE, JR.
Name:	Harry J. White, Jr.
Title:	CFO

First Amendment to Receivables Loan and Security Agreement